AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT
OF
BLACK ROCK COFFEE BAR, INC.
This Amendment No. 1 to Registration Rights Agreement (this “Amendment”), effective as of May 15, 2026, by and among Black Rock Coffee Bar, Inc., a Texas corporation (the “Company”); and each Person executing this Agreement.
RECITALS
WHEREAS, the Parties entered into that certain Registration Rights Agreement, dated September 11, 2025 (as amended from time to time, the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement as set forth herein pursuant to Section 4.6 of the Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendment.
a.Clause (i) of Section 3.1(a) of the Agreement is hereby amended and restated in its entirety as follows:
“(i) Following the consummation of the IPO, (A) the Founder Investors (as a group) shall have the right to make up to three (3) written requests from time to time (each a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by such Holder and (B) the Cynosure Investors (as a group) shall have the right to make up to four (4) written requests from time to time (each a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by such Holder. Any such Registration pursuant to a Demand Registration Request shall hereinafter be referred to as a “Demand Registration”).”
2.Ratification of Binding Provisions. All other paragraphs, provisions, and clauses in the Agreement not modified by this Amendment shall remain in full force and effect as originally written.
3.Electronic Delivery; Counterparts. This Amendment, to the extent signed and delivered by electronic transmission showing the signature of a party, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person by such party. At the request of any party hereto, each other party hereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto shall raise the use of electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through electronic means as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

COMPANY:

Black Rock Coffee Bar, Inc.

By:	/s/ Samuel J. Seiberling
Name:	Samuel J. Seiberling
Title:	Chief Legal Officer

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first above written.

INVESTORS:

VIKING CAKE FUEL, LLC

By:	Viking Cake BR, LLC
Its:	Member

By:	/s/ Jeffrey Hernandez
Name:	Jeffrey Hernandez
Title:	Member

VIKING CAKE FUEL II, LLC

By:	Jeffrey R. Hernandez 2021 Trust
Its:	Member

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

JEFFREY R. HERNANDEZ 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

TIFFANY S. HERNANDEZ 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

DANIEL J. BRAND 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

TANYA N. BRAND 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

JACOB V. SPELLMEYER 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

JULIET A. SPELLMEYER 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

BRYAN D. PEREBOOM 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

NICOLE R. PEREBOOM 2021 TRUST

By:	IconTrust, LLC
Its:	Trustee

By:	/s/ Andrew Tatay
Name:	Andrew Tatay
Title:	Trust Officer

VAHALDA FUEL, LLC

By:	/s/ Brandon Olson
Name:	Brandon Olson
Title:	Manager

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

AUREATA FUEL, LLC

By:	/s/ Gordon Scharf
Name:	Gordon Scharf
Title:	Manager

CYNOSURE PARTNERS 2020, LP, a Delaware limited partnership

By:	Cynosure Partners 2020 GP, LLC, its general partner
By:	The Cynosure Group, LLC, its manager

By:	/s/ Andrew Braithwaite
Name:	Andrew Braithwaite
Title:	Managing Director

CYNOSURE PARTNERS 2020 PV, LP, a Delaware limited partnership

By:	Cynosure Partners 2020 GP, LLC, its general partner
By:	The Cynosure Group, LLC, its manager

By:	/s/ Andrew Braithwaite
Name:	Andrew Braithwaite
Title:	Managing Director

CYNOSURE PARTNERS 2020 CO-INVESTMENT, LLC, a Delaware limited liability company, for and on behalf of the Series A members

By:	Cynosure Partners 2020 GP, LLC, its managing member
By:	The Cynosure Group, LLC, its manager

By:	/s/ Andrew Braithwaite
Name:	Andrew Braithwaite
Title:	Managing Director
[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CYNOSURE PARTNERS 2020 CO-INVESTMENT, LLC, a Delaware limited liability company, for and on behalf of the Series B members

By:	Cynosure Partners 2020 GP, LLC, its managing member
By:	The Cynosure Group, LLC, its manager

By:	/s/ Andrew Braithwaite
Name:	Andrew Braithwaite
Title:	Managing Director

CYNOSURE PARTNERS III, LP a Delaware limited partnership

By:	Cynosure Partners III GP, LLC, its general partner
By:	The Cynosure Group, LLC, its manager

By:	/s/ Andrew Braithwaite
Name:	Andrew Braithwaite
Title:	Managing Director

CYNOSURE PARTNERS III OFFSHORE, LP, a Cayman Islands exempted limited partnership

By:	Cynosure Partners III GP, LLC, its general partner
By:	The Cynosure Group, LLC, its manager

By:	/s/ Andrew Braithwaite
Name:	Andrew Braithwaite
Title:	Managing Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]